LORD ABBETT SECURITIES TRUST

Lord Abbett Global Equity Research Fund

Supplement dated December 17, 2019 to the

Summary Prospectus dated March 1, 2019, as supplemented

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 12 of the summary prospectus:

Portfolio Manager/Title	Member of the Portfolio Management Team Since
Servesh Tiwari, Portfolio Manager	2019
Ryan C. Howard, Portfolio Manager	2019

Please retain this document for your future reference.